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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


                            Callon Petroleum Company

                            Callon Petroleum Company
                      Employee Savings And Protection Plan




We consent to the incorporation by reference into the Registration Statement of Callon Petroleum Company on Form S-8 filed on October 16, 2003, of our report dated October 6, 2003 appearing in this Annual Report on Form 11-K of Callon Petroleum Company Employee Savings and Protection Plan for the year ended December 31, 2002.


/S/ HORNE CPA GROUP


Jackson, Mississippi
October 15, 2003